Exhibit 10.3
RECORDING REQUESTED BY:
INVESCO CMI INVESTMENTS, L.P.,
AND WHEN RECORDED MAIL TO:
INVESCO CMI INVESTMENTS, L.P.
c/o Invesco Real Estate
2001 Ross Avenue, Suite 3400
Dallas, Texas 75201
Attention: Susan Mitchell

[Space Above This Line For Recorder’s Use]

NOHO COMMONS PACIFIC OWNER LLC,
a Delaware limited liability company
(Trustor)
to
FIDELITY NATIONAL TITLE COMPANY
a California corporation
(Trustee)
for the Benefit of
INVESCO CMI INVESTMENTS, L.P.,
a Delaware limited partnership
(Beneficiary)
_____________________________________________________

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT AND FIXTURE FILING AND FINANCING STATEMENT

Dated: As of August 30, 2019

Property Location:	11179 Weddington Street
North Hollywood, California 91601
ATTENTION COUNTY RECORDER: THIS INSTRUMENT IS INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 9502 OF THE CALIFORNIA COMMERCIAL CODE. PORTIONS OF THE GOODS COMPRISING A PART OF THE MORTGAGED PROPERTY ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS TO BE FILED FOR RECORD IN THE RECORDS OF THE COUNTY WHERE DEEDS OF TRUST ON REAL PROPERTY ARE RECORDED AND SHOULD BE INDEXED AS BOTH A DEED OF TRUST AND AS A FINANCING STATEMENT COVERING FIXTURES. THE ADDRESSES OF TRUSTOR (DEBTOR) AND BENEFICIARY (SECURED PARTY) ARE SPECIFIED IN THE FIRST PARAGRAPH ON PAGE 1 OF THIS INSTRUMENT.
__________________________________________________________________________

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT AND FIXTURE FILING AND FINANCING STATEMENT (this “Deed of Trust”), made as of August 30, 2019, by NOHO COMMONS PACIFIC OWNER LLC, a Delaware limited liability company, having an office at 13949 Ventura Boulevard, Suite 350, Sherman Oaks, California 91423 (“Trustor”), to FIDELITY NATIONAL TITLE COMPANY, a California corporation (“Trustee”), as Trustee, for the benefit of INVESCO CMI INVESTMENTS, L.P., a Delaware limited partnership, having an address at c/o Invesco Real Estate, 2001 Ross Avenue, Suite 3400, Dallas Texas 75201 (together with its successors and assigns, hereinafter referred to as “Beneficiary”).
Trustor and Beneficiary have entered into a Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the “Loan Agreement”) pursuant to which Beneficiary is making a secured loan to Trustor in the aggregate original principal amount of up to $75,950,000.00 (the “Loan”). Capitalized terms used herein without definition are used as defined in the Loan Agreement. The Loan is evidenced by a Note dated the date hereof made by Trustor to Beneficiary in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Note”).
To secure the payment of the Note and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Deed of Trust, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the “Loan Documents”), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Trustor for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the “Bankruptcy Code”), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the “Debt”), Trustor has given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned and hypothecated and by these presents does hereby give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Trustee, in trust for the benefit of Beneficiary, WITH POWER OF SALE, the land described in Exhibit A (the “Premises”), and the buildings, structures, fixtures and other improvements now or hereafter located thereon (the “Improvements”);
TOGETHER WITH: all right, title, interest and estate of Trustor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the “Trust Property”):
(a) all easements, rights‑of‑way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements; and the reversion and reversions, remainder and remainders, and all land lying in
ACTIVE 45075372v2

the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, courtesy and rights of courtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;
(b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other property of every kind and nature, tangible or intangible, owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the “Equipment”), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Trustor in and to any of the Equipment that may be subject to any “security interest” as defined in the Uniform Commercial Code, as in effect in the State where the Trust Property is located (the “UCC”), superior in lien to the lien of this Deed of Trust;
(c) all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises or the Improvements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises or Improvements;
(d) all leases and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises or the Improvements, including any extensions, renewals, modifications or amendments thereof (hereinafter collectively referred to as the “Leases”) and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding)or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Trustor or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Premises or the Improvements, or rendering of services by Trustor or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (hereinafter collectively referred to as the “Rents”), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(e) all proceeds of and any unearned premiums on any insurance policies covering the Trust Property, including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Property;
(f) the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Trust Property and to commence any action or proceeding to protect the interest of Beneficiary in the Trust Property in accordance with the Loan Agreement;
(g) all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Trust Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Trust Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Trust Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the “Intangibles”); and
(h) all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.
Without limiting the generality of any of the foregoing, in the event that a case under the Bankruptcy Code is commenced by or against Trustor, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Deed of Trust shall automatically extend to all Rents acquired by the Trustor after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.
TO HAVE AND TO HOLD the Trust Property unto and to the use and benefit of Beneficiary and its successors and assigns, forever; and
PROVIDED, HOWEVER, these presents are upon the express condition that, if Trustor shall well and truly pay to Beneficiary the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void.
AND Trustor represents and warrants to and covenants and agrees with Beneficiary as follows:
Part I- GENERAL PROVISIONS
1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Trustor shall pay the Debt at the time and in the manner provided in the Loan

Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Trustor (i) agrees to insure, repair, maintain and restore damage to the Trust Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for Condemnation shall be settled, held and applied in accordance with the Loan Agreement.
2. Leases and Rents.
(a) Trustor does hereby absolutely and unconditionally assign to Beneficiary all of Trustor’s right, title and interest in all current and future Leases and Rents, it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment shall not be construed to bind Beneficiary to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Beneficiary. Nevertheless, subject to the terms of this paragraph, Beneficiary grants to Trustor a revocable license to operate and manage the Trust Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the Clearing Account). Upon and during the continuance of an Event of Default, without the need for notice or demand, the license granted to Trustor herein shall automatically be revoked, and Beneficiary shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including all Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Beneficiary enters upon or takes control of the Trust Property. Trustor hereby grants and assigns to Beneficiary the right, at its option, upon revocation of the license granted herein, subject to applicable laws and the express rights of tenants under Leases, to enter upon the Trust Property in person, by agent or by court‑appointed receiver to collect the Rents. Any Rents collected after the revocation of such license upon the occurrence and during the continuance of an Event of Default may be applied toward payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper.
(b) Trustor shall not enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 6.10 of the Loan Agreement.
3. Use of Trust Property. Trustor shall not initiate, join in, or consent in writing to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Trust Property, without the prior written consent of Beneficiary in its sole discretion. If under applicable zoning provisions the use of the Trust Property is or shall become a nonconforming use, Trustor shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Beneficiary. Trustor shall not (i) change the use of the Trust Property, (ii) permit or suffer to occur any physical waste on or to the Trust Property or (iii) take any steps to convert the Trust Property to a condominium or cooperative form of ownership without the prior written consent of Beneficiary in its sole discretion.
4. Transfer or Encumbrance of the Trust Property.

(a) Trustor acknowledges that (i) Beneficiary has examined and relied on the creditworthiness and experience of the principals of Trustor in owning and operating properties such as the Trust Property in agreeing to make the Loan, (ii) Beneficiary will continue to rely on Trustor’s ownership of the Trust Property as a means of maintaining the value of the Trust Property as security for the Debt, and (iii) Beneficiary has a valid interest in maintaining the value of the Trust Property so as to ensure that, should an Event of Default occur and be continuing with respect to the repayment of the Debt, Beneficiary can recover the Debt by a sale of the Trust Property pursuant hereto. Without the prior written consent of Beneficiary (in its sole discretion), Trustor shall not sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Trust Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer. Notwithstanding anything to the contrary contained herein, this Deed of Trust shall not constitute a modification of any other provisions in any other Loan Documents which prohibit, limit or restrict the right of Borrower to transfer the Trust Property or the right of any party to transfer any interest, directly or indirectly, in Borrower.
(b) Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer in violation of this Paragraph 4. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property (and every other Transfer) regardless of whether voluntary or not. Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect. Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all reasonable expenses (including reasonable attorneys’ fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any Permitted Transfer.
5. Changes in Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Trust Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Beneficiary’s interest in the Trust Property, Trustor will pay such tax, with interest and penalties thereon, if any. If Beneficiary is advised by its counsel that the payment of such tax or interest and penalties by Trustor would be unlawful, taxable to Beneficiary or unenforceable, or would provide the basis for a defense of usury, then Beneficiary shall have the option, by notice of not less than 120 days, to declare the Debt immediately due and payable.
6. No Credits on Account of the Debt. Trustor shall not claim or demand or be entitled to any credit on account of the Debt for any part of the Taxes or Other Charges assessed against the Trust Property, and no deduction shall otherwise be made or claimed from the assessed value of the Trust Property for real estate tax purposes by reason of this Deed of Trust or the Debt. If such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by notice of not less than 120 days, to declare the Debt immediately due and payable.
7. Further Acts, Etc. Trustor shall, at its sole cost, do execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust. Upon foreclosure, the appointment of a receiver or any other relevant action taken during the continuance of an Event of Default, Trustor shall, at its sole cost, cooperate to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Trust Property. During the continuance of an Event of Default, Trustor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including such rights and remedies available to Beneficiary pursuant to this paragraph.
8. Recording of Deed of Trust, Etc. Trustor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, shall cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Beneficiary in, the Trust Property. Trustor shall pay all filing, registration or recording fees, all expenses incident to the preparation, execution and acknowledgment of and all federal, state, county and municipal, taxes (excluding Beneficiary’s excise taxes and income taxes attributable to payments under the Note), duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Deed of Trust, any Deed of Trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance, except where prohibited by law so to do. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax (excluding Beneficiary’s excise taxes and income taxes attributable to payments under the Note) on the making or recording of this Deed of Trust.
9. Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Subject to applicable laws and the express rights of tenants under Leases, Beneficiary is authorized to enter upon the Trust Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Trust Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Beneficiary that such cost or expense was incurred to the date of payment to Beneficiary, shall constitute a portion of the Debt, shall be secured by this Deed of Trust and the other Loan Documents and shall be due and payable to Beneficiary upon demand.
10. Remedies.
(a) Upon the occurrence and during the continuance of any Event of Default, Beneficiary may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Trust Property, by Beneficiary itself or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:
(i) declare the entire Debt to be immediately due and payable;
(ii) institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by law, by advertisement or otherwise, for the complete foreclosure of this Deed of Trust, in which case the Trust Property may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;
(iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;
(iv) sell for cash or upon credit the Trust Property and all estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;
(v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;
(vi) recover judgment on the Note either before, during or after any proceeding for the enforcement of this Deed of Trust;
(vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Trust Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Trustor or of any person, firm or other entity liable for the payment of the Debt;
(viii) enforce Beneficiary’s interest in the Leases and Rents and subject to applicable laws and the express rights of tenants under Leases, enter into or upon the Trust Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and employees therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Trust Property and conduct the business thereat; (B) complete any construction on the Trust Property in such manner and form as Beneficiary deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Trust Property; (D) exercise all rights and powers of Trustor with respect to the Trust Property, whether in the name of Trustor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) apply the receipts from the Trust Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the property taxes, insurance and other charges in connection with the Trust Property, as well as just and reasonable compensation for the services of Beneficiary, and its counsel, agents and employees;
(ix) require Trustor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Trust Property occupied by Trustor, and require Trustor to vacate and surrender possession of the Trust Property to Beneficiary or to such receiver, and, in default thereof, evict Trustor by summary proceedings or otherwise; or
(x) pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Trustor relating to the Trust Property.
In the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on the remaining portion of the Trust Property.
(b) The proceeds of any sale made under or by virtue of this Paragraph 10, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this paragraph or otherwise, shall be applied by Beneficiary to the payment of the Debt in such priority and proportion as Beneficiary in its sole discretion shall deem proper.
(c) Beneficiary may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.
(d) Upon the completion of any sale or sales pursuant hereto, Beneficiary, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Beneficiary is hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Trust Property and rights so sold and for that purpose Beneficiary may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this Paragraph 10, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Trustor.

(e) Upon any sale made under or by virtue of this Paragraph 10, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust or any other Loan Document.
(f) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any other property of Trustor shall affect in any manner or to any extent the lien of this Deed of Trust upon the Trust Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.
(g) Beneficiary may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 10 at any time before the conclusion thereof, as determined in Beneficiary’s sole discretion and without prejudice to Beneficiary.
(h) Beneficiary may resort to any remedies and the security given by this Deed of Trust or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Beneficiary’s sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document. The failure of Beneficiary to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document. No acceptance by Beneficiary of any payment after the occurrence of any Event of Default and no payment by Beneficiary of any obligation for which Trustor is liable hereunder shall be deemed to waive or cure any Event of Default, or Trustor’s liability to pay such obligation. No sale of all or any portion of the Trust Property, no forbearance on the part of Beneficiary, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Beneficiary to Trustor, shall operate to release or in any manner affect the interest of Beneficiary in the remaining Trust Property or the liability of Trustor to pay the Debt. No waiver by Beneficiary shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Beneficiary in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys’ fees and disbursements to the extent permitted by law), shall be paid by Trustor within ten (10) days after written notice from Beneficiary, with interest at the Default Rate for the period after notice from Beneficiary, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Deed of Trust.
(i) The interests and rights of Beneficiary under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Beneficiary may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant with respect to the Trust Property or any portion thereof or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

11. Right of Entry. Subject to the terms of the Loan Agreement and subject to applicable laws and the express rights of tenants under Leases, in addition to any other rights or remedies granted under this Deed of Trust, Beneficiary and its agents shall have the right to enter and inspect the Trust Property during the term of this Deed of Trust. The cost of such inspections or audits shall be borne by Trustor should Beneficiary determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Beneficiary. The cost of such inspections, if not paid for by Trustor following demand, may be added to the principal balance of the sums due under the Note and this Deed of Trust and shall bear interest thereafter until paid at the Default Rate.
12. Security Agreement. This Deed of Trust is both a real property deed of trust and a “security agreement” within the meaning of the UCC. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Property. Trustor by executing and delivering this Deed of Trust has granted and hereby grants to Beneficiary, as security for the Debt, a security interest in the Trust Property to the full extent that the Trust Property may be subject to the UCC (such portion of the Trust Property so subject to the UCC being called in this paragraph the “Collateral”). This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC. As such, this Deed of Trust covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Deed of Trust. If an Event of Default shall occur and be continuing, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, during the continuance of an Event of Default, Trustor shall at its expense assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Trustor shall pay to Beneficiary on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Beneficiary in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral, sent to Trustor in accordance with the provisions hereof at least ten days prior to such action, shall constitute commercially reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper. In the event of any change in name, identity or structure of Trustor, Trustor shall notify Beneficiary thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Beneficiary’s lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Beneficiary shall reasonably require the filing or recording of additional UCC forms or continuation statements, Trustor shall, promptly after request, execute, file and record such UCC forms or continuation statements as Beneficiary shall deem reasonably necessary, and shall pay all reasonable, out-of-pocket expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Trustor’s obligations, or decrease Trustor’s rights under the Loan Documents. Until the Debt is fully paid, Trustor hereby irrevocably appoints Beneficiary as its attorney‑in‑fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Beneficiary, as secured party, in connection with the Collateral covered by this Deed of Trust.
13. Actions and Proceedings. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary, in its sole discretion, decides should be brought to protect its or their interest in the Trust Property. Beneficiary shall, at its option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.
14. Marshalling and Other Matters. Trustor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Further, Trustor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, and on behalf of each and every person acquiring any interest in or title to the Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law. The lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i) any acceptance by Beneficiary of any other security for any portion of the Debt, (ii) any failure, neglect or omission on the part of Beneficiary to realize upon or protect any portion of the Debt or any collateral security therefor or (iii) any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Beneficiary may foreclose, or exercise any other remedy available to Beneficiary under other Loan Documents without first exercising or enforcing any of its remedies under this Deed of Trust, and any exercise of the rights and remedies of Beneficiary hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of Beneficiary’s rights and remedies thereunder.
15. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.
16. Inapplicable Provisions. If any term, covenant or condition of this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, this Deed of Trust shall be construed without such provision.
17. Headings. The paragraph headings in this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
18. Duplicate Originals. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

19. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form; and the word “Trustor” shall mean “each Trustor and any subsequent owner or owners of the Trust Property or any part thereof or any interest therein,” the word “Beneficiary” shall mean “Beneficiary and any subsequent holder of the Note,” the words “Trust Property” shall include any portion of the Trust Property and any interest therein, the word “including” means “including but not limited to” and the words “attorneys’ fees” shall include any and all attorneys’ fees, paralegal and law clerk fees, including fees at the pre‑trial, trial and appellate levels incurred or paid by Beneficiary in protecting its interest in the Trust Property and Collateral and enforcing its rights hereunder.
20. Homestead. Trustor hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Trust Property as against the collection of the Debt, or any part thereof.
21. Assignments. Subject to Article IX of the Loan Agreement, Beneficiary shall have the right to assign or transfer its rights under this Deed of Trust without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Deed of Trust.
22. Waiver of Jury Trial. TRUSTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS DEED OF TRUST, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF BENEFICIARY, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.
23. Consents. Any consent or approval by Beneficiary in any single instance shall not be deemed or construed to be Beneficiary’s consent or approval in any like matter arising at a subsequent date, and the failure of Beneficiary to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Beneficiary be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Beneficiary pursuant hereto shall be narrowly construed to be applicable only to Trustor and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Beneficiary a venturer or partner with Trustor nor shall privity of contract be presumed to have been established with any such third party. If Beneficiary deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Trustor shall reimburse Beneficiary for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.
24. Loan Repayment. Provided all amounts due and payable under the Loan Documents have been paid and all obligations under the Loan Documents have been satisfied,

this Deed of Trust will be satisfied and discharged of record by Beneficiary prior to the Maturity Date in accordance with the terms and provisions set forth in the Loan Agreement.
25. Other Mortgages; No Election of Remedies.
(a) The Debt is now or may hereafter be secured by one or more other mortgages, deeds of trust and other security agreements (collectively, as the same may be amended and in effect from time to time, are herein collectively called the “Other Mortgages”), which cover or will hereafter cover other properties that are or may be located in various states (the “Other Collateral”). The Other Mortgages will secure the Debt and the performance of the other covenants and agreements of Trustor set forth in the Loan Documents. Upon the occurrence of an Event of Default, Beneficiary may proceed under this Deed of Trust and/or any or all the Other Mortgages against either the Trust Property and/or any or all the Other Collateral in one or more parcels and in such manner and order as Beneficiary shall elect. Trustor hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, any right to have the Trust Property and/or the Other Collateral marshaled upon any foreclosure of this Deed of Trust or any Other Mortgage.
(b) Without limiting the generality of the foregoing, and without limitation as to any other right or remedy provided to Beneficiary in this Deed of Trust or the other Loan Documents, in the case of an Event of Default (i) Beneficiary shall have the right to pursue all of its rights and remedies under this Deed of Trust and the Loan Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as Beneficiary, in its sole and absolute discretion, shall determine from time to time, (ii) Beneficiary shall not be required to either marshall assets, sell the Trust Property and/or any Other Collateral in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any “one action” or “election of remedies” law or rule with respect to the Trust Property and/or any Other Collateral, (iii) the exercise by Beneficiary of any remedies against any one item of Trust Property and/or any Other Collateral will not impede Beneficiary from subsequently or simultaneously exercising remedies against any other item of Trust Property and/or Other Collateral, (iv) all liens and other rights, remedies or privileges provided to Beneficiary herein shall remain in full force and effect until Beneficiary has exhausted all of its remedies against the Trust Property and all Trust Property has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt, and (v) Beneficiary may resort for the payment of the Debt to any security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect and Beneficiary may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust.
(c) Without notice to or consent of Trustor and without impairment of the lien and rights created by this Deed of Trust, Beneficiary may, at any time (in its sole and absolute discretion, but Beneficiary shall have no obligation to), execute and deliver to Trustor a written instrument releasing all or a portion of the lien of this Deed of Trust as security for any or all of the obligations of Trustor now existing or hereafter arising under or in respect of the Note, the Loan Agreement and each of the other Loan Documents, whereupon following the execution and delivery by Beneficiary to Trustor of any such written instrument of release, this Deed of Trust shall no longer secure such obligations of Trustor so released.

26. Governing Law. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THE LIENS CREATED PURSUANT TO THIS DEED OF TRUST, THIS DEED OF TRUST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF), IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN §§ 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL GOVERN ALL MATTERS RELATING TO THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF) PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. BORROWER (A) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST MAY BE BROUGHT IN A COURT OF RECORD IN THE COUNTY WHERE THE PROPERTY IS LOCATED OR IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID COUNTY, (B) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (C) WAIVES ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED IN THIS DEED OF TRUST SHALL PREVENT ANY PARTY HERETO FROM BRINGING AN ACTION, ENFORCING ANY AWARD OR JUDGMENT, OR EXERCISING ANY RIGHT OR REMEDY AGAINST THE OTHER PARTY HERETO, OR AGAINST ANY SECURITY OR COLLATERAL FOR THE DEBT, WITHIN ANY OTHER COUNTY, STATE OR ANY OTHER FOREIGN OR DOMESTIC JURISDICTION. GRANTOR DOES HEREBY DESIGNATE AND APPOINT:
Goldfarb & Fleece LLP
        560 Lexington Avenue
        New York, New York 10022
        Attn: Robert M. Zimmerman, Esq.
        Telephone: (212) 891-9117
        Fax: (212) 751-3738
        Email: rzimmerman@gflegal.com

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT

AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GRANTOR IN THE MANNER PROVIDED IN THE LOAN AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GRANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK, GRANTOR (I) SHALL GIVE PROMPT NOTICE TO BENEFICIARY OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.
27. Exculpation. The liability of Trustor hereunder is limited pursuant to Section 11.22 of the Loan Agreement.
28. Trustee; Successor Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if the result of Trustee’s gross negligence or willful misconduct. Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Trust Property for debts contracted or liability or damages or damages incurred in the management or operation of the Trust Property, except if the result of Trustee’s gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Trustor will, from time to time, reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and reasonable expense whatsoever incurred by him in the performance of his duties, except if the result of Trustee’s gross negligence or willful misconduct. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by him hereunder. Trustee may resign by giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to exercise the same when requested by Beneficiary or if for any or no reason and without cause Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Beneficiary shall, without any formality or notice to Trustor or any other person, have full power to appoint a substitute trustee and, if Beneficiary so elects, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Each appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Deed of Trust, and the description of the real property herein described, which instrument, executed and acknowledged by Beneficiary, shall (i) be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, (ii) duly assign and transfer all the estates, properties, rights, powers and trusts of Trustee so ceasing to act and

(iii) be notice of such proper substitution and appointment to all parties in interest. In addition, such Trustee ceasing to act shall duly assign, transfer, and deliver any of the property and monies held by Trustee to the successor Trustee so appointed in its or his place. The Trustee may act in the execution of this trust and may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including without limitation, the transmittal and posting of any notices and it shall not be necessary for any Trustee to be present in person at any foreclosure sale.
29. Variable Interest Rate. The Loan secured by this Deed of Trust is a variable interest rate loan, as more particularly set forth in the Loan Agreement.
30. Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement (naming Trustor as the Debtor and Beneficiary as the Secured Party) filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.
Part II - STATE-SPECIFIC PROVISIONS

1.  Conflicts With Part I. In the event of any conflict between the provisions of this Part II and any provision of Part I, then the provisions of this Part II shall control.
2.  Reconveyance. If the Debt is paid and all obligations secured by this Deed of Trust (other than contingent obligations for which no written demand has been made) are fully performed in accordance with the terms of this Deed of Trust and the other Loan Documents, then Beneficiary agrees to request Trustee to reconvey the Trust Property and upon payment by Trustor of Trustee’s fees and all other sums owing to it under this Deed of Trust, Trustee will reconvey the Trust Property without warranty to the person or persons legally entitled thereto. The grantee in the reconveyance may be described as “the person or persons legally entitled thereto.” No reconveyance hereof shall impair Trustor’s warranties and indemnities contained herein.
3.  Foreclosure By Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall deliver to Trustee a written declaration of default and demand for sale, and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.
(a)  Upon receipt of notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such notice of default and election to sell as is then required by law. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Trust Property at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as

Beneficiary may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale, and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.
(b)  Subject to applicable law, Trustee may postpone the sale of all or any portion of the Trust Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.
(c)  Trustee shall deliver to the purchaser at such sale a deed conveying the Trust Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Beneficiary purchasing at any such sale shall have the right to credit the secured Debt owing to such Beneficiary upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Trustor authorizes and empowers the Trustee to sell the Premises, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Premises and bills of sale with covenants of general warranty. Trustor binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Trustor as provided herein.
4.  Separate Sales. The Trust Property may be sold in one or more parcels and in such manner and order as Beneficiary, in its sole discretion, may direct Trustee so to do. A sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Trust Property sold, without defect or irregularity.
5.  Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Trustor hereby irrevocably and unconditionally waives and releases (i) all benefit that might accrue to Trustor by virtue of any present or future statute of limitations or law or judicial decision exempting the Trust Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (ii) all notices of any Event of Default or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (iii) any right to a marshalling of assets or a sale in inverse order of alienation.

6.  Discontinuance of Proceedings. If Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Trustor and Beneficiary shall be restored to their former positions with respect to the Debt, the Loan Documents, the Trust Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.
7.  No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Deed of Trust nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity, shall cause Beneficiary or Trustee to be deemed or construed to be a mortgagee in possession of the Trust Property, to obligate Beneficiary or Trustee to lease the Trust Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.
8.  One Form of Action. By exercising any of Beneficiary’s rights or remedies under this Deed of Trust, Trustor acknowledges and agrees, to the maximum extent permitted by law, that Beneficiary shall not be deemed to have exercised any equitable right of setoff, foreclosed any statutory banker’s lien, initiated or prosecuted any “action” to enforce the rights and obligations secured by this Deed of Trust, or the Loan Documents, as the term “action” is used in California Code of Civil Procedure Section 726 (“Section 726”), or to have violated the “security first” principle of Section 726. Accordingly, the exercise of any or all of Beneficiary’s rights and remedies under this Deed of Trust shall not in any way prejudice or affect Beneficiary’s right to initiate and complete a judicial or non-judicial foreclosure under this Deed of Trust. This Deed of Trust evidences the consensual granting of a personal property security interest in the Reserve Funds as permitted by the Uniform Commercial Code; the parties do not intend that the exercise by Beneficiary of any of its rights or remedies hereunder shall have any different consequences under Section 726 than the exercise of rights or remedies under any other security agreement under which a secured party has been granted a security interest in other types of personal property.
9.  Setoff Claims. For the avoidance of doubt, no portion of the Debt secured by this Deed of Trust shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim, or cross-claim, whether liquidated or unliquidated, that Trustor may have or claim to have against Beneficiary. Trustor hereby waives, to the fullest extent permitted by applicable law, the benefits of California Code of Civil Procedure §431.70, which provides:
Where cross-demands for money have existed between persons at any point in time when neither demand was barred by the statute of limitations, and an action is thereafter commenced by one such person, the other person may assert in the answer the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the person's claim would at the time of filing the answer be barred by the statute of limitations. If the cross-demand would otherwise be barred by the statute of limitations, the relief accorded under this section shall not exceed the value of the relief granted to the other party. The defense provided by this section is not available if the cross-demand is barred for failure to assert it in a prior action under Section 426.30. Neither person can be deprived of the benefits of this section by the assignment or death of the other. For the purposes of this section, a money judgment is a “demand for money” and, as applied to a money judgment, the demand is barred by the statute of limitations when enforcement of the judgment is barred under Chapter 3 (commencing with Section 683.010) of Division 1 of Title 9.

10.  Border Zone Property. To Trustor’s knowledge, the Property has not been designated as “hazardous waste property” or “border zone property” pursuant to former Article 11 of the California Health and Safety Code (Section 25220 et seq.), the Property is not recognized as “hazardous waste property” or “border zone property” by the California Department of Toxic Substances Control (the “Department”) pursuant to Section 65962.5 of the California Government Code, and no representative from the Department has entered or inspected the Property pursuant to Section 25185.5 of the California Health and Safety Code.
11.  Environmental Impairment. In the event that any portion of the Trust Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Beneficiary’s or Trustee’s rights and remedies under this Deed of Trust, Beneficiary may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (i) waive its lien on such environmentally impaired or affected portion of the Trust Property, and (ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Trustor to judgment and any other rights and remedies permitted by law. For purposes of determining Beneficiary’s right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Trustor shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Trust Property and Trustor knew or should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. Beneficiary shall have the right under this Deed of Trust to allocate amounts recovered on the Debt first to those portions thereof other than damages and other amounts recoverable under California Code of Civil Procedure Section 736, and thereafter to damages and other amounts recoverable under said Section.
12.  Insurance Notice. Beneficiary hereby notifies Trustor of the provisions of Section 2955.5(a) of the California Civil Code, which reads as follows:
“No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.”

This disclosure is being made by Beneficiary to Trustor pursuant to Section 2955.5(b) of the California Civil Code. Trustor hereby acknowledges receipt of this disclosure and acknowledges that this disclosure has been made by Beneficiary before execution of any note or security document evidencing or securing the Loan.
13.  Commercial Loan. Trustor represents and warrants that the Loan is for commercial purposes, and not for personal, household or consumer purposes.

Part II
IN WITNESS WHEREOF, Trustor has executed this instrument as of the day and year first above written.

Trustor:
NOHO COMMONS PACIFIC OWNER LLC,
a Delaware limited liability company

By: KBS SOR II Lofts at Noho Commons, LLC, its sole member

By: Noho Commons Pacific Investors LLC, its Managing Member

                By: Slovin Properties, Inc., its manager

                                By: /s/ Karl Slovin
                                Name: Karl Slovin
                                Title: President

NOTARY ACKNOWLEDGMENT

A notary public or other officer completing
this certificate verifies only the identity of
the individual who signed the document to
which this certificate is attached, and not the
truthfulness, accuracy, or validity of that
document.

State of California }
County of Los Angeles

On August 27, 2019 before me Hannah Lipman, notary public__________________________________________
personally appeared Karl Slovin__________________________________________________________________
____________________________________________________________________________________________

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal.
Signature /s/ Hannah Lipman (Seal)

EXHIBIT A
Legal Description

Real property in the City of Los Angeles, County of Los Angeles, State of California, described as follows:

EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF LOS ANGELES IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
PARCEL B OF PARCEL MAP L.A. NO. 2002-6231, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 340. PAGES 78 TO 80 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED APRIL 24, 2009 AS INSTRUMENT NO. 2009-0604533 OFFICIAL RECORDS.
EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 25 OF BLOCK 6 OF LANKERSHIM, AS PER MAP RECORDED IN BOOK 16, PAGES 114 AND 115 OF MAPS, IN THE OFFICE OF THE LOS ANGELES COUNTY RECORDER, ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED IN DEED RECORDED SEPTEMBER 10, 1986 AS INSTRUMENT NO. 86-1190583 OFFICIAL RECORDS.
ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 27 OF SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER ALL OF THE ABOVE DESCRIBED REAL PROPERTY, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED BY DAVID FEIGIN, ET AL, IN A DEED RECORDED ON MAY 26, 1989, AS INSTRUMENT NO. 89-854239 OFFICIAL RECORDS.
ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOTS 20, 21 AND 22 IN SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS, WATER, AND MINERAL RIGHTS NOW VESTED IN THE CITY OF LOS ANGELES WITHOUT, HOWEVER, THE RIGHT TO USE THE SURFACE OF SAID LAND OR ANY PORTION THEREOF TO A DEPTH OF 500 FEET BELOW THE SURFACE, FOR THE EXTRACTION OF SUCH OIL, GAS, WATER AND MINERALS, AS EXCEPTED AND RESERVED BY THE CITY OF LOS ANGELES RECORDED APRIL 12, 2004 AS INSTRUMENT NO. 04-0870960 OFFICIAL RECORDS.
PARCEL 2:
A NON-EXCLUSIVE EASEMENT AS PROVIDED IN THAT CERTAIN SECOND AMENDED AND RESTATED DECLARATION AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS, RECORDED JANUARY 20, 2015 AS INSTRUMENT NO. 2015-0061853 OFFICIAL RECORDS (THE "DECLARATION"), FOR INGRESS AND EGRESS IN, ON, OVER, ACROSS AND THROUGH THAT PORTION OF THE NOHO ALLEY (AS DEFINED IN THE DECLARATION) LOCATED WITHIN PARCEL "A" OF SAID PARCEL MAP L.A. NO. 2002-6231.

APN: 2350-015-115